Exhibit (q)(3)


                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Emerging Markets Portfolio and South Asia Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


     Signature                                Title                               Date
     ---------                                -----                               ----

/s/ Robert Lloyd George            President, Principal Executive            November 5, 2001
--------------------------         Officer and Trustee
Hon. Robert Lloyd George


/s/ James L. O'Connor              Treasurer and Principal Financial         November 20, 2001
--------------------------          and Accounting Officer
James L. O'Connor


/s/ Edward K.Y. Chen               Trustee                                   November 5, 2001
--------------------------
Hon. Edward K.Y. Chen


/s/ Donald R. Dwight               Trustee                                   November 5, 2001
--------------------------
Donald R. Dwight


/s/ James B. Hawkes                Trustee                                   November 5, 2001
--------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III           Trustee                                   November 5, 2001
--------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer               Trustee                                   November 5, 2001
--------------------------
Norton H. Reamer





exh-p3.doc